Exhibit 10.12 - Schedule of Omitted Exclusive Right to Sell Agreements

1.

701 N. Wenona, Bay City, MI 48706

2.

1203 S. Raymond, Bay City, MI 48706

3.

414 Franklin St., Bay City, MI 48708

4.

200 N. Sheridan, Bay City, MI 48708

5.

207 E. Thomas, Bay City, MI 48706

6.

505 N. Henry, Bay City, MI 48708

7.

616 Howard, Bay City, MI 48708

8.

118 Heyn, Saginaw, MI 48602

9.

306 McGraw Street, Bay City, MI 48708

10.

3318 N. Water Street, Bay City, MI 48706

11.

420 N. Van Buren Street, Bay City, MI 48708

Aside from the address, all of the terms and conditions are identical.